UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025 (October 24, 2025)

Harvard Ave Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42887	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3rd Floor, 166 Yeongsin-ro

Yeongdengpo-gu, Seoul

07362, Republic of Korea

(Address of principal executive offices)

+82-10-8781-0823

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-tenth of one Class A ordinary share	HAVAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HAVA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Class A ordinary share	HAVAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 24, 2025, Harvard Ave Acquisition Corporation, a Cayman Islands exempted company (the “Company”) consummated its initial public offering (the “IPO”) of 14,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (each, a “Class A Ordinary Share”), and one right (each, a “Right”), each Right entitling the holder thereof to exchange for one-tenth of one Class A Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $145,000,000.

Substantially concurrently with the closing of the IPO, the Company completed (1) the private sale of 273,947 units (the “Private Units”), and 764,892 Class A Ordinary Shares (the “Private Shares” and together with the Private Units, the “Private Securities”) to Copley Square LLC, a Cayman Islands limited liability company (“Copley Square”), and (2) the private sale of 66,017 Private Units and 255,000 Class A Ordinary Shares to Northlake Partners Ltd., a British Virgin Islands company (“Northlake Partners” and together with Copley Square, the “Sponsors”). Each Private Unit consists of one Class A Ordinary Share and one Right. The Private Units are identical to the Units sold in the IPO, subject to limited exceptions as further described in the Registration Statement on Form S-1 (File No. 333-284826) declared effective by the U.S. Securities and Exchange Commission on September 30, 2025. The Private Securities were sold for an aggregate purchase price of $3,399,640.

A total of $145,000,000, from the proceeds of the IPO and the sale of the Private Securities (net of transaction expenses and working capital) were placed in the Company’s trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of October 24, 2025, reflecting receipt of the proceeds upon consummation of the IPO and the sale of Private Securities has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of October 24, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvard Ave Acquisition Corporation

	By:	/s/ Sung Hyuk Lee
	Name:	Sung Hyuk Lee
	Title:	Chief Executive Officer

Date: October 30, 2025

2